================================================================================

                                  SCHEDULE 14A
                     Information Required in Proxy Statement


                            Schedule 14A Information


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12




                         MASSMUTUAL CORPORATE INVESTORS
                         -------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)  Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     2)  Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     5)  Total fee paid:

     -------------------------------------------------------------------------


[_]  Fee paid previously with preliminary materials.
================================================================================

                         MASSMUTUAL CORPORATE INVESTORS
                        Springfield, Massachusetts 01115






                                     [LOGO]



                            NOTICE OF SPECIAL MEETING
                                 OF SHAREHOLDERS
                                       AND
                                 PROXY STATEMENT

                                      TIME
                             Monday, August 8, 2005
                                  at 11:00 a.m.

                                      PLACE
                                    Oak Room
                              Massachusetts Mutual
                             Life Insurance Company
                                1295 State Street
                        Springfield, Massachusetts 01111

--------------------------------------------------------------------------------
  Whether or not you expect to attend the Special Meeting in person, please date, fill in and sign the enclosed proxy card and mail it in the enclosed return envelope which requires no postage if mailed in the United States or vote by internet or phone by using the instructions found on the proxy card.
--------------------------------------------------------------------------------

                         MASSMUTUAL CORPORATE INVESTORS
                           Springfield, Massachusetts



                                                                   June 20, 2005

Dear Shareholder:

      A Special Meeting of Shareholders of MassMutual Corporate Investors (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, at 11:00 a.m., Eastern Time, on Monday, August 8, 2005.

      At the Special Meeting, shareholders will be asked to approve a new Investment Services Contract between the Trust and Babson Capital Management LLC which, among other things, would eliminate the performance fee component of the Trust's current advisory fee. The Board of Trustees has unanimously recommended that shareholders approve the new Investment Services Contract.

      A Question and Answer ("Q&A"), a Notice, and a Proxy Statement regarding the meeting, a proxy card for your vote, and a postage prepaid envelope in which to return your proxy card are enclosed. By promptly returning the enclosed proxy card or by placing your vote by internet or phone (as instructed on the proxy card) you can help avoid the expense of follow-up letters and calls to obtain a quorum of the Trust's outstanding shares at the Special Meeting.



                                       Sincerely,


                                       /s/ Stuart H. Reese
                                       --------------------------
                                       Stuart H. Reese
                                       Chairman

                            IMPORTANT INFORMATION FOR
                    MASSMUTUAL CORPORATE INVESTORS SHAREHOLDERS

               QUESTIONS & ANSWERS FROM BABSON CAPITAL MANAGEMENT LLC

      Please read the complete text of the enclosed Proxy Statement. For your convenience, we have provided a brief overview of the matter to be voted upon.

      Your vote is important. If you have any questions regarding the proposal or how to vote your proxy, please call toll free 877-256-6082.

Q.    WHY AM I RECEIVING THIS PROXY STATEMENT?

A. As a shareholder of the Trust, you are being asked to approve a new Investment Services Contract (the "New Contract") between MassMutual Corporate Investors (the "Trust") and its investment adviser, Babson Capital Management LLC ("Babson Capital"), a wholly-owned, indirect subsidiary of Massachusetts Mutual Life Insurance Company.

Q. WILL THERE BE ANY CHANGE IN THE MANAGEMENT OF THE TRUST UNDER THE PROPOSED NEW CONTRACT?

A. No. Babson Capital, which currently serves as the Trust's investment adviser pursuant to an investment services contract dated July 1, 1988, as amended (the "Current Contract"), will continue to serve as the Trust's investment adviser under the New Contract. Your approval of the New Contract will not change the level, nature, or quality of the services provided by Babson Capital to the Trust.

Q.    WILL THERE BE ANY CHANGE IN THE ADVISORY FEE UNDER THE PROPOSED NEW
      CONTRACT?

A. Yes. The New Contract eliminates the Current Contract's performance adjustment to Babson Capital's advisory fee.

      Under the Current Contract, the Trust pays Babson Capital a quarterly base advisory fee (the "Base Fee") of 5/16 of 1% of the net asset value of the Trust as of the end of each fiscal quarter (approximately equivalent to 1.25% on an annual basis), plus or minus a performance adjustment (the "Performance Adjustment") of up to 1/16 of 1% of the Trust's net asset value (approximately equivalent to plus or minus 0.25% on an annual basis). Under the New Contract, the Trust will pay Babson Capital a quarterly investment advisory fee equal to the Current Contract's Base Fee (approximately equivalent to 1.25% on an annual basis), with no performance adjustment.

Q.    IS THE NEW CONTRACT BEING PROPOSED BECAUSE OF THE TRUST'S RECENT
      PERFORMANCE?

A. No. Babson Capital has earned the maximum positive performance adjustment under the Current Contract for each of the past 17 quarters and the New Contract eliminates any performance adjustment.

Q.    WHY IS THE NEW CONTRACT BEING PROPOSED?

A. In connection with a Securities and Exchange Commission (the "SEC") nationwide sweep examination of investment companies having performance fees, the

      Trust received a letter stating that the SEC staff interprets Section 205 of the Investment Advisers Act of 1940 in a way that is inconsistent with the methodology for calculating the performance fee set forth in the Current Contract.

      To immediately address this issue, Babson Capital agreed to waive a portion of its fee (the "Fee Waiver") for each quarter equal to the amount, if any, by which (A) the investment advisory fee calculated in the manner described in the Current Contract exceeds (B) the sum of (i) the Base Fee plus or minus (ii) the Performance Adjustment applied against the average quarter-end net assets of the Trust for the twelve-quarter period ending on such quarter.

      Going forward, Babson Capital has proposed the New Contract, which it believes is fair to the Trust's shareholders and is fair to Babson Capital.

Q.    WILL THE TRUST PAY MORE IN ADVISORY FEES UNDER THE NEW CONTRACT?

A. During the first 18 months of the New Contract, the Trust is guaranteed not to pay more in investment advisory fees than it is currently obligated to pay under the Current Contract.

      While the fee paid to Babson Capital thereafter could be higher or lower than under the Current Contract (depending on the Trust's performance), the 1.25% average annual fee payable under the proposed New Contract is lower than the average annual performance-adjusted advisory fee that would have been calculated under the Current Contract with Fee Waiver.

Q.    HOW DO THE BOARD OF TRUSTEES OF THE TRUST RECOMMEND THAT I VOTE?

A. The Trust's Board of Trustees unanimously recommends that you vote "FOR" the proposed New Contract.

Q.    WHO IS PAYING THE EXPENSES RELATED TO THE SPECIAL MEETING?

A.    Babson Capital has agreed to pay the expenses related to the Special
      Meeting.

Q.    HOW DO I PLACE MY PROXY VOTE?

A.    You can vote in one of four ways:
      By Mail: Use the enclosed proxy card to record your vote, then return the card in the postage-paid envelope provided.
      By Telephone: Please see the instructions on the proxy card.
      Using the Internet: Please see the instructions on the proxy card.
      In Person: By attending the Special Meeting and voting your shares.

Q.    WHAT IF I DO NOT RETURN MY PROXY VOTE?

A. Your proxy vote is needed to ensure that a quorum is achieved and that the proposal can be acted upon. Your immediate response on the enclosed proxy card, by phone, or by internet will help save on the costs of any meeting adjournments and further solicitations for a shareholder vote. We encourage all shareholders to participate in voting on this matter.

       VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

                         MASSMUTUAL CORPORATE INVESTORS
                    Notice of Special Meeting of Shareholders

To the Shareholders of
MassMutual Corporate Investors:

      A Special Meeting of Shareholders of MassMutual Corporate Investors (the "Trust") will be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Monday, August 8, 2005, at 11:00 a.m., Eastern Time, for the following purposes: (1) to approve a new Investment Services Contract between the Trust and Babson Capital Management LLC which, among other things, would eliminate the performance fee component of the Trust's current advisory fee; and (2) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Holders of record of the shares of the Trust at the close of business on June 10, 2005, are entitled to vote at the meeting or any adjournment thereof.



                                       By order of the Board of
                                       Trustees,


                                       /s/ Stephen L. Kuhn
                                       --------------------------------
                                       Stephen L. Kuhn
                                       Vice President and
                                       Secretary

Springfield, Massachusetts
June 20, 2005

                                 PROXY STATEMENT
                                     GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of MassMutual Corporate Investors (the "Trust") for use at a Special Meeting of its Shareholders, or any adjournment thereof (the "Special Meeting"), to be held in the Oak Room of Massachusetts Mutual Life Insurance Company ("MassMutual"), 1295 State Street, Springfield, Massachusetts 01111, on Monday, August 8, 2005, at 11:00 a.m., Eastern Time.

      Any person giving a proxy has power to revoke it by mail, telephone, internet, or in person at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained therein.

      Holders of record of common shares of the Trust ("shares") at the close of business on June 10, 2005 (the "Record Date") will be entitled to one vote per share on all business of the meeting and any adjournments thereof. There were 9,028,531 shares outstanding on the Record Date.

      To the knowledge of the Trust, there are no owners of 5% or more of the outstanding shares of the Trust. MassMutual owns a $20,000,000 Senior Fixed
Rate Convertible Note due November 15, 2007 (the "Note") issued by the Trust. MassMutual, at its option, may convert the principal amount of the Note into shares. The dollar amount of principal would be converted into an equivalent dollar amount of shares based upon the average price of the shares for the ten business days prior to the notice of conversion. As of the Record Date, MassMutual had not elected to convert the Note and did not own any voting shares of the Trust.

      This Proxy Statement and the accompanying letter to shareholders from the Chairman of the Board of Trustees, Question and Answer, Notice of Special Meeting of Shareholders, and proxy card are being mailed on or about June 20, 2005, to shareholders of record as of the Record Date. The Trust's principal business office is MassMutual Corporate Investors, c/o Babson Capital Management LLC ("Babson Capital"), 1500 Main Street, Suite 600, Springfield, Massachusetts 01115.

      Pursuant to the Trust's By-Laws, the presence at the Special Meeting, in person or by proxy, of shareholders entitled to cast a majority of the votes shall be a quorum for the transaction of business. An affirmative "majority vote" of the Trust's shares is required to approve the proposed new Investment Services Contract (the "New Contract") with Babson Capital. An affirmative "majority vote" means either (1) the vote of the holders of at least 67% of the Trust's shares present in person or by proxy, if more than 50% of the Trust's outstanding shares are present or represented by proxy, or (2) a vote of the majority of the outstanding shares of the Trust, whichever is less.

      Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust to act as election inspectors for the meeting. The election inspectors will count the total number of votes cast "for" approval of the proposed New Contract for purposes of determining whether sufficient affirmative votes have been cast. The election inspectors will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and
(ii) the broker or nominee does not exercise the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. As to the approval of the New Contract, abstentions and broker non-votes have the effect of a negative vote.

                                    PROPOSALS
              (1) APPROVAL OF THE NEW INVESTMENT SERVICES CONTRACT

      The only matter to be acted upon at the Special Meeting is the approval of a new investment services contract with Babson Capital (the "New Contract"). Babson Capital currently acts as investment adviser to the Trust pursuant to an Assignment and Novation Agreement to an Investment Services Contract, dated July 1, 1988 between MassMutual and the Trust (the "Current Contract"), which was last submitted to and approved by the shareholders of the Trust at the 2004 Annual Meeting of the Shareholders held on April 30, 2004.

      As described more fully below, the principal change in the New Contract is the elimination of the Current Contract's performance adjustment to Babson Capital's advisory fee. Under the New Contract, Babson Capital would receive a quarterly management fee of 5/16 of 1% of net asset value ("NAV"), approximately equivalent to 1.25% on an annual basis (which equals the Base Fee under the Current Contract), with no performance adjustment. The New Contract would also update certain other provisions of the Current Contract.

      The Board of Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Trust or Babson Capital) unanimously approved, and recommend that the shareholders of the Trust approve, the New Contract. The New Contract, if approved by the shareholders of the Trust, will replace the Current Contract, effective October 1, 2005 (or the first day of the first quarter following shareholder approval).

SUMMARY OF THE NEW CONTRACT

      A summary of the proposed New Contract and how it differs from the Current Contract is set forth below. The form of the proposed New Contract is attached hereto as Appendix A. This summary of the proposed New Contract is qualified in its entirety by reference to such appendix. Unless otherwise indicated, the following description applies to both the Current Contract and the New Contract (together, the "Contracts").

ADVISORY FEE

      Under the New Contract, the Trust will pay Babson Capital a quarterly investment advisory fee equal to 5/16 of 1% (with no performance adjustment) of the Trust's NAV as of the end of each fiscal quarter (approximately equivalent to 1.25% on an annual basis) (the "Flat Fee"); provided that for the initial eighteen-month period only

(the "Transition Period") the advisory fee will be the lesser of: (i) the Flat Fee or (ii) the fee that would have been due under the Current Contract (taking into account the Fee Waiver described below).

      Under the Current Contract, the Trust pays Babson Capital a quarterly base fee (the "Base Fee") of 5/16 of 1% of the net asset value of the Trust as of the end of each fiscal quarter (approximately equivalent to 1.25% on an annual basis), plus or minus a performance adjustment (the "Performance Adjustment") of up to 1/16 of 1% of the NAV of the Trust (approximately equivalent to plus or minus 0.25% on an annual basis). The Performance Adjustment is based on the Trust's performance as compared to a benchmark rate of return (the "Target Rate") equal to 5.0 percentage points plus an unweighted, arithmetic average of the rates of return on the Standard & Poor's Industrial Composite (the "S&P Industrials," formerly named the Standard & Poor's Industrial Price Index) and the Lehman Brothers Intermediate U.S. Credit Index (the "Intermediate Bond Index," formerly named "Lehman Brothers Intermediate Corporate Bond Index") over a rolling three-year period (the "Measurement Period") comprising the twelve quarters ending on the last day of each quarter (the "Valuation Date"). The Performance Adjustment is equal to 5% of the difference between the Trust's actual rate of return over the Measurement Period and the Target Rate. If the Trust's actual rate of return exceeds the Target Rate, the Base Fee is increased by an amount equal to the Performance Adjustment; if the Trust's actual rate of return is less than the Target Rate, the Base Fee is reduced by the Performance Adjustment. The Performance Adjustment is subject to a maximum and minimum range of 1/16 of 1% of the NAV of the Trust (approximately equivalent to 0.25% on an annual basis). The advisory fee payable under the Current Contract is equal to the Base Fee (as adjusted by the Performance Adjustment) times the NAV of the Trust as of the Valuation Date.

      In connection with a nationwide sweep examination of investment companies having performance fees conducted by the staff of the Fort Worth, Texas regional office of the Securities and Exchange Commission (the "SEC"), the Trust recently received a letter (the "SEC Letter") stating that the SEC staff interprets
Section 205 of the Investment Advisers Act of 1940, as amended (the "Advisers Act") and the rules promulgated thereunder in a way that is inconsistent with the methodology for calculating the performance fee set forth in the Current Contract. Retroactive adjustment to the calculation methodology for the period since July 1, 1988 (the period during which the Performance Adjustment has been in effect) using the SEC staff's methodology would result in a reduction in aggregate investment advisory fees for that period. As a result, Babson Capital reduced its investment advisory fee for the quarters ended December 31, 2004 and March 31, 2005 by an aggregate amount of $269,788 ($176,223 for the quarter ended December 31, 2004 and $93,565 for the quarter ended March 31, 2005), which represented the excess of the aggregate investment advisory fee calculated total under the Current Contract for the period from July 1, 1988 through March 31, 2005, over the fee calculated using the methodology identified by the SEC staff, together with interest. Consistent with the SEC Letter, Babson Capital has also agreed to waive (the "Fee Waiver") for each quarter the amount, if any, by which
(A) the investment advisory fee calculated in the manner described in the Current Contract exceeds (B) the sum of (i) the

Base Fee plus or minus (ii) the Performance Adjustment applied against the average quarter-end net assets of the Trust for the twelve-quarter period ending on such quarter.

ADVISORY FEE COMPARISON

      During 2004 and under the Current Contract, Babson Capital would have received aggregate management fees of $3,103,783 in accordance with the Fee Waiver (the actual amount was $2,899,395 due to certain adjustments relating to prior fiscal periods). If the proposed New Contract had been in effect for 2004 Babson Capital would have received $2,635,465 in advisory fees from the Trust. Based on these numbers, the Trust would have paid $468,318 less in advisory fees last year had the New Contract been in effect for 2004 or a 15% reduction in the fees for the year.

      The following table compares the Trust's investment advisory fees for the past fifteen years as calculated under the Current Contract with Fee Waiver had it been in effect for this period versus the advisory fees that would have been calculated under

================================================================================
                      CURRENT CONTRACT(1)                 NEW CONTRACT
                    ANNUAL FEES AS A % OF            ANNUAL FEES AS A % OF
                    AVERAGE QUARTERLY NAV            AVERAGE QUARTERLY NAV
   YEAR                DURING THE YEAR                  DURING THE YEAR
================================================================================
   2004                     1.47%                            1.25%
--------------------------------------------------------------------------------
   2003                     1.49%                            1.25%
--------------------------------------------------------------------------------
   2002                     1.50%                            1.25%
--------------------------------------------------------------------------------
   2001                     1.50%                            1.25%
--------------------------------------------------------------------------------
   2000                     1.21%                            1.25%
--------------------------------------------------------------------------------
   1999                     1.00%                            1.25%
--------------------------------------------------------------------------------
   1998                     1.35%                            1.25%
--------------------------------------------------------------------------------
   1997                     1.47%                            1.25%
--------------------------------------------------------------------------------
   1996                     1.47%                            1.25%
--------------------------------------------------------------------------------
   1995                     1.47%                            1.25%
--------------------------------------------------------------------------------
   1994                     1.48%                            1.25%
--------------------------------------------------------------------------------
   1993                     1.36%                            1.25%
--------------------------------------------------------------------------------
   1992                     1.05%                            1.25%
--------------------------------------------------------------------------------
   1991                     0.99%                            1.25%
--------------------------------------------------------------------------------
   1990                     0.98%                            1.25%
--------------------------------------------------------------------------------
  AVERAGE                   1.32%                            1.25%
================================================================================
-----------------
1 Calculated using the SEC's methodology and Fee Waiver.

the proposed New Contract had it been in effect for this period. The average fee rate calculated under the Current Contract with the Fee Waiver (1.32%) exceeds the average fee rate under the proposed New Contract (1.25%).

FEES AND EXPENSES

      The following table and example describe the fees and expenses that a shareholder may pay if the shareholder were to buy and hold shares of the Trust. The table shows the Trust's annual expenses (based upon the Trust's average net assets in 2004) under (i) the proposed New Contract, (ii) the Current Contract (without a performance adjustment), (iii) the Current Contract (with the greatest downward performance adjustment using the SEC's performance fee methodology), and (iv) the Current Contract (with the greatest upward performance adjustment using the SEC's performance fee methodology).

================================================================================
SHAREHOLDER TRANSACTION EXPENSES    CURRENT CONTRACT AND NEW CONTRACT
================================================================================
Dividend Reinvestment Transaction   5% of any dividend and cash contribution, if
Fees (amounts are paid to the       any, received on behalf of a participating
Trust's transfer agent directly     shareholder, but in no event in excess of
by each registered shareholder)     $2.50 per distribution per shareholder
================================================================================


================================================================================
                                                       BASED ON       BASED ON
                                                        CURRENT        CURRENT
  ANNUAL EXPENSES                       BASED ON      MANAGEMENT     MANAGEMENT
(AS A PERCENTAGE OF                      CURRENT       FEE (WITH      FEE (WITH
  AVERAGE 2004 NET       BASED ON      MANAGEMENT      GREATEST       GREATEST
 ASSETS) (EXPENSES     NEW CONTRACT   FEE (WITHOUT     DOWNWARD        UPWARD
 THAT ARE DEDUCTED      MANAGEMENT     PERFORMANCE    PERFORMANCE    PERFORMANCE
 FROM TRUST ASSETS)        FEE         ADJUSTMENT)    ADJUSTMENT)    ADJUSTMENT)
================================================================================
Management                1.25%           1.25%          1.00%          1.47%
Fees                       (1)             (2)            (3)            (3)
--------------------------------------------------------------------------------
Interest Payments         0.76%           0.76%          0.76%          0.76%
on Borrowed Funds
--------------------------------------------------------------------------------
Other Expenses            0.52%           0.52%          0.52%          0.52%
--------------------------------------------------------------------------------
Total Annual Fund         2.53%           2.53%          2.28%          2.75%
Operating Expenses
================================================================================

1 Under the New Contract the Trust will pay Babson Capital a quarterly base rate management fee of 5/16 of 1% of the net asset value of the Trust (approximately equivalent to 1.25% on an annual basis). Note: During the first 18 months of the New Contract, the Trust is guaranteed not to pay more in investment management fees than it is currently obligated to pay under the Current Contract. See Appendix A. Consequently, the 1.25% management fee is the highest possible fee payable under the New Contract.
2 Under the Current Contract the Trust pays Babson Capital a quarterly base rate of 5/16 of 1% of the net asset value of the Trust (approximately equivalent to 1.25% on an annual basis). The information in this column assumes Babson Capital has only received its Base Fee without the Performance Adjustment.
3  Calculation of the performance adjustment is based on the Fee Waiver. Note:
   The Trust earned the highest upward performance adjustment in 2004.

Example

      This Example is intended to help you compare the cost of investing in the Trust. The table below shows Trust expenses under the proposed New Contract, the Current Contract (without a performance adjustment), the Current Contract (with the greatest downward performance adjustment using the SEC staff's performance fee methodology), and the Current Contract (with the greatest upward performance adjustment using the SEC staff's performance fee methodology). The Example assumes that you invest $1,000 in the Trust at net asset value for the time periods indicated and then sell all your shares on the Trust's net asset value at the end of those periods. It also assumes a 5% return on the Trust's net asset value each year, that the Trust's operating expenses remain the same and that all dividends and distributions are reinvested. The assumptions upon which the Example is based are likely to vary from any investor's personal circumstances and should not be considered a representation of future expenses; your actual expenses may be higher or lower than those shown.

================================================================================
                                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
================================================================================
NEW CONTRACT FEES                   $26.24      $80.60     $137.57     $292.28
--------------------------------------------------------------------------------
FEES UNDER CURRENT CONTRACT         $26.24      $80.60     $137.57     $292.28
(WITHOUT PERFORMANCE ADJUSTMENT)
--------------------------------------------------------------------------------
FEES UNDER CURRENT CONTRACT         $23.70      $73.00     $124.91     $267.14
(BASED ON CURRENT MANAGEMENT
FEE WITH GREATEST DOWNWARD
PERFORMANCE ADJUSTMENT)
--------------------------------------------------------------------------------
FEES UNDER CURRENT CONTRACT         $28.46      $87.22     $148.55     $313.80
(BASED ON CURRENT MANAGEMENT
FEE WITH GREATEST UPWARD
PERFORMANCE ADJUSTMENT)
================================================================================

BABSON CAPITAL SERVICES AND EXPENSES

      Under the Contracts, Babson Capital is required to provide the Trust with a continuing investment program consistent with its investment objectives. The Trust's objectives include investments in a wide variety of private placement securities with equity features. In addition, the Trust may temporarily invest, subject to certain limitations, in marketable investment-grade debt securities, other marketable debt securities (including high-yield securities), and marketable common stocks.

      Under the Contracts, Babson Capital, at its expense, investigates and conducts relations with the issuers of securities purchased or to be purchased directly by the Trust and represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust's investments. Babson Capital provides administration of the day-to-day investment operations of the Trust and provides the Trust with expenses of office rent, telephone, utilities, office furniture, equipment and other office expenses of the Trust; safekeeping facilities; accounting and bookkeeping services; and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

      Under the Contracts, Babson Capital, subject to the supervision of the Trustees of the Trust, at its expense, furnishes (or makes provision for) the management and administrative services necessary for the operation of the Trust. These services include providing facilities for maintaining the Trust's organization (e.g., conducting Board, Committee and Shareholder meetings), supervising relations with the Trust's custodian, transfer agent, accountants and other persons dealing with the Trust, providing assistance for pricing of the Trust's portfolio securities, coordinating the preparation of shareholder communications and conducting shareholder relations, maintaining the Trust's records, and furnishing reports, evaluations and analyses on a variety of subjects for the Trustees of the Trust. The Current Contract requires that Babson Capital submit written reports analyzing each portfolio security at least quarterly. The New Contract provides that such reports will be provided with such frequency as the Board of Trustees requests. The Board has requested, and Babson Capital has agreed, to continue to provide such reports on a quarterly basis.

TRUST EXPENSES

      Under the Contracts, the Trust pays the fees and expenses of Trustees who are not officers or employees of Babson Capital (see below for Chief Compliance Officer exception). The Trust also pays the fees and expenses of independent advisers, independent contractors, consultants, managers and other agents which it employs other than through Babson Capital. In addition, the Trust is responsible for the payment of legal fees and expenses; the fees and disbursements of transfer agents, dividend disbursing agents, registrars, independent accountants, and custodians and depositories of its assets; taxes and governmental fees; the cost of preparing and mailing share certificates, dividends, reports, notices and proxy materials to shareholders (except for the cost of this proxy); brokers' commissions or underwriting fees; and insurance as may be required by its Board of Trustees. The New Contract does not contain a provision found in the Current Contract provision relating to Babson Capital's obligation to reimburse the Trust for amounts by which the Trust's aggregate annual expenses exceed expense limitations imposed by any State, as States no longer have the legal authority to impose expense limitations on investment companies.

EMPLOYEES AND OFFICERS EXPENSES

      The Contracts provide that Babson Capital shall pay the compensation and expenses of all officers of the Trust who are employees or officers of Babson Capital. The New Contract provides that the Trust is responsible for paying the compensation of the Trust's Chief Compliance Officer ("CCO"), unless Babson Capital agrees to do so. Under SEC Rule 38a-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Trust is required to designate a CCO and approve such person's compensation. The Trust's CCO is currently a Babson Capital employee who is paid by Babson Capital. Babson Capital has not proposed any change to this current arrangement. Rather, the revised provision allows the Trust to pay the CCO if the law is changed to require it to do so or if the Board of Trustees was to determine in the future that it is more appropriate that all or some of the CCO's compensation be paid by the Trust.

PROVISIONS RELATING TO SECTION 17(d) ORDER

      Under the Contracts, Babson Capital agrees to use its best efforts to present a continuing and suitable investment program consistent with the Trust's investment objectives and policies. Under the Current Contract, MassMutual is obligated to (i) request issuers of securities which MassMutual is prepared to invest in to also offer such securities to the Trust, (ii) concurrently invest with the Trust in each private placement in which the Trust invests, and (iii) share expenses jointly incurred with the Trust in connection with joint investments in proportion to the relative amount MassMutual and the Trust are purchasing. These provisions are not included in the New Contract although these expense obligations are imposed on MassMutual and/or Babson Capital under an Exemptive Order issued by the SEC under Section 17(d) of the 1940 Act, as amended on August 8, 2000, which governs the Trust's participation in the negotiated private placement securities.

WAIVERS AND AMENDMENTS

      The New Contract requires that changes or waivers be agreed to by the parties. The Current Contract is more specific, requiring that amendments or waivers to the contract be in writing.

TERMINATION AND TERM

      The Contracts are both terminable on 60 days' written notice by the Trust's Board of Trustees, by a "majority vote" of the Trust's shares, or by Babson Capital. The Contracts will terminate automatically in the event of their assignment within the meaning of the 1940 Act. The Current Contract provided for an initial term of 1-year and remains in force from year to year so long as approved annually in the manner set forth in the Contract. As permitted by the 1940 Act, the New Contract will have an initial term of two years and would remain in force from year to year thereafter to the extent consistent with the 1940 Act.

LIABILITY

      The Contracts provide that Babson Capital shall not be liable to the Trust or its shareholders, except in the event of Babson Capital's willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under the Contracts.

PRINCIPAL TRANSACTIONS

      The Current Contract provides that in connection with the purchase or sales of portfolio securities for the account of the Trust, neither Babson Capital nor any of its directors, officers or employees will act as principal (i.e., act for its own account) or receive any commission. The New Contract provides more flexibility by eliminating this contractual prohibition against such types of self-dealing; thereby permitting such types of transactions but only to the extent consistent with the 1940 Act and the rules and regulations adopted thereunder by the SEC.

USAGE OF "MASSMUTUAL" NAME

      The New Contract provides that the Trust's right to use the name "MassMutual" is subject to Babson Capital's on-going permission to use the name. The Current Contract provides that the Trust must cease using the "MassMutual" name if Babson Capital is terminated or resigns as the Trust's investment adviser.

BASIS FOR TRUSTEES' RECOMMENDATION TO APPROVE THE CONTRACTS

      At a meeting of the Board of Trustees of the Trust held on April 22, 2005, the Board of Trustees (including a majority of the Trustees who are not "interested persons" of the Trust or Babson Capital) unanimously (1) approved, and recommend that the shareholders of the Trust approve, the proposed New Contract, and (2) approved the continuance of the Current Contract until such time as the New Contract becomes effective following its approval by the Trust's shareholders.

      Prior to the meeting, the Board of Trustees requested and received from Ropes & Gray LLP ("Ropes & Gray"), counsel to the Trust, a memorandum describing the Board of Trustees' legal responsibilities in connection with its review and approval of the Contracts. The Board of Trustees also requested and received from Babson Capital extensive written and oral information regarding: the principal terms of the Contracts; the reasons why Babson Capital was proposing the New Contract; Babson Capital and its personnel; the Trust's investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Trust; the fee arrangements, including a comparison of the fees payable under the Current and New Contracts; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Babson Capital; and "fall-out" benefits to Babson Capital resulting from the Contracts.

      Among other things, the Trustees discussed and considered with management
(i) the aforementioned guidance provided by Ropes & Gray and the information provided by Babson Capital prior to the meeting and (ii) the reasons Babson Capital put forth in support of its recommendation that the Trustees approve the New Contract without the Current Contract's Performance Adjustment. These reasons are summarized below.

      o PERFORMANCE FEES HAVE COME UNDER INCREASED REGULATORY SCRUTINY. Babson Capital has addressed the issues raised in the SEC Letter temporarily by means of the Waiver Letter. Switching to the Flat Fee under the proposed New Contract would represent a more permanent solution.

      o THE FEE STRUCTURE OF THE NEW CONTRACT IS FAIR TO TRUST SHAREHOLDERS. Since 1990, the Trust would have paid Babson Capital and its predecessor, MassMutual, an average annual advisory fee under the Current Contract (calculated in accordance with the Fee Waiver) that was higher than the 1.25% flat fee being proposed under the New Contract. Moreover, for the first eighteen months of the New Contract, shareholders of the Trust are guaranteed that they will not pay an advisory fee greater than what would be due under the Current Contract.

      o THE FEE STRUCTURE OF THE NEW CONTRACT IS FAIR TO BABSON CAPITAL. Even without a performance incentive fee and, potentially, with a lower overall fee under the New Contract, Babson Capital will be fairly compensated and incented to provide high quality investment management services to the Trust since the Trust is required to be offered the opportunity to co-invest in portfolio securities with MassMutual, Babson Capital's corporate parent.

      o THE FEE STRUCTURE OF THE NEW CONTRACT IS FAIR IN LIGHT OF THE SERVICES TO BE PROVIDED. There will be no change in the level of services required to be delivered by Babson Capital under the New Contract.

      o CHANGING FROM A PERFORMANCE FEE TO A FIXED FEE RESULTS IN GREATER CERTAINTY. Since neither Babson Capital nor the Trust has any control over the make-up or public availability of the two market indices used as the performance measure under the Current Contract, there is no certainty that the indices will always be available measures under
          Section 205 of the Advisers Act. Switching to the Flat Fee under the proposed New Contract would eliminate this uncertainty.

      In their deliberations, the Trustees considered all factors that they believed relevant. Although, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees attributed different weight to various factors, the following is a summary of the material factors and conclusions that formed the basis of the Trustees' determination to (1) approve, and recommend that the shareholders of the Trust approve, the proposed New Contract, and (2) approve the continuance of the Current Contract until such time as the New Contract becomes effective following its approval by the Trust's shareholders.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY BABSON CAPITAL

      In evaluating the scope and quality of the services provided by Babson Capital, the Trustees considered, among other factors: (i) the scope of services required to be provided by Babson Capital under the Contracts; (ii) Babson Capital's ability to find and negotiate private placement securities having equity features; (iii) the experience and quality of Babson Capital's staff;
(iv) the financial strength of Babson Capital's financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the Trust's ability to co-invest in negotiated private placements with MassMutual; and (vii) the expansion of the scope of services provided by Babson Capital as result of regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Board of Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided, and expected to be provided in the future, under both the renewed Current Contract and the proposed New Contract.

INVESTMENT PERFORMANCE

      The Board also examined the Trust's short-term, intermediate-term, and long-term performance as compared against appropriate benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1, 3, 5, and 10-year periods. In addition, the Trustees considered comparisons of the Trust's performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments and due to the fact that the business development companies often reported returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust's absolute and relative performance over time have been sufficient to warrant approval of the Contracts.

ADVISORY FEE/COST OF SERVICES PROVIDED AND PROFITABILITY/MANAGER'S "FALL-OUT" BENEFITS

      In connection with the Trustees' consideration of the advisory fee paid by the Trust to Babson Capital under the Current Contract and the proposed New Contract, Babson Capital noted that it was unaware of any closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than MassMutual Participation Investors ("Participation Investors"), which also is advised by Babson Capital and pays a quarterly advisory fee equal to 0.225% of the fund's NAV (an amount equivalent to 0.90% on an annual basis). In considering the fee rate recommended under the New Contract, the Trustees noted: the Trust's different investment objectives and that the 0.90% annual advisory fee for Participation Investors has been in effect since 1988, whereas the annual advisory fee for Tower Square Capital Partners, L.P., a more recent private mezzanine fund managed by Babson Capital that commenced operations in 2002, is 1.5% of committed capital during the 5 year investment period and 1.25% of net invested capital thereafter plus an incentive allocation of 20% of net realized gains after investors have received a cumulative 8% internal rate of return.

      With respect to the proposed Flat Fee under the New Contract, the Trustees also took into consideration the following factors: switching to the Flat Fee provides a permanent response to the issues raised in the SEC Letter and the increased regulatory scrutiny surrounding performance fees more generally; the advisory fee proposed under the New Contract is less than the average annual fee that had been paid pursuant to the performance fee formula under the Current Contract; shareholders would be guaranteed not to pay more fees under the New Contract during the Transition Period than would have been paid under the Current Contract; there would be no changes in the services being provided by Babson Capital to the Trust under the New Contract; and Babson Capital had sufficient incentives to continue to provide the same high level of services under the New Contract even without the performance fee. With respect to the advisory fee payable under the Current Contract, the Trustees also considered the appropriateness of the two indices that comprised the Trust's performance benchmark and the Fee Waiver agreed to by Babson Capital.

      At the request of the Trustees, Babson Capital also provided information concerning the profitability of Babson Capital's advisory relationship with the Trust. The Board also considered the non-economic benefits Babson Capital and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust's portfolio transactions used by Babson Capital for third-party soft dollar arrangements (less than $1,500). The Trustees recognized that Babson Capital should be entitled to earn a reasonable level of profits for services provided to the Trust and, based on their review, concluded that they were satisfied that Babson Capital's level of profitability from its relationship with the Trust was not excessive and that the advisory fee structures under the Current Contract and the New Contract are reasonable.

ECONOMIES OF SCALE

      The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth seemed unlikely. The Trustees also examined the scale down features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million whereas the Trust had $218,505,148 in net assets as of December 31, 2004. The Trustees further noted that the Trust is a relatively small, closed-end registered investment company that has not grown significantly in the past and is not likely to grow in the future. The Trustees concluded that the absence of breakpoints in the fee schedule under the Current Contract and the proposed New Contract were acceptable given the Trust's size and circumstances.

ABOUT THE INVESTMENT ADVISER

      Babson Capital provides investment management and administrative services to the Trust pursuant to the Current Contract and would continue to do so under the proposed New Contract. Babson Capital, a SEC-registered investment adviser since 1940, currently has over $90 billion in assets under management and provides investment management services to registered investment companies, unregistered investment companies, institutional investors (such as insurance companies, pension plans, endowments and foundations) and high net worth investors.

      Babson Capital is a Delaware limited liability company and MassMutual Holding LLC is the direct owner of 100% of the voting shares of Babson Capital. MassMutual owns all of the voting shares of MassMutual Holding LLC. MassMutual and MassMutual Holding LLC are each located at 1295 State Street, Springfield, Massachusetts, 01111. Babson Capital has an office at 1500 Main Street in Springfield,

Massachusetts, 01115, and its principal office is located at One Memorial Drive, Cambridge, Massachusetts 02142. Babson Capital has additional offices in Charlotte, Chicago, Dallas, Hartford, Newport Beach, New York, and Washington D.C. and its indirect subsidiary, Babson Capital Europe Limited, is headquartered in London.

      Babson Capital employs approximately 585 individuals, including over 150 investment professionals. Babson Capital's roots trace back to two separate investment operations: David L. Babson & Company Inc., an equity investment manager established in 1940, and the Investment Management Division of MassMutual, founded in 1851. MassMutual acquired David L. Babson & Company Inc. in 1995 and spun off its Investment Management Division into Babson in 2000. Effective July 1, 2004, David L. Babson & Company Inc. converted from a corporation to a single-member limited liability company and changed its name to Babson Capital Management LLC.

      The following chart lists the name, address and principal occupation of Babson Capital's principal executive officer and members of the Board of Managers of Babson Capital.

--------------------------------------------------------------------------------
  Name                   Address                  Principal Occupation
--------------------------------------------------------------------------------
David J. Brennan       Baring Asset             Member of Board of Managers
                       Management Inc.          and Vice Chairman of Babson
                       127 High Street,         Capital; Chairman of Baring
                       Suite 2700               Asset Management Inc.
                       Boston, MA 02110-2723
--------------------------------------------------------------------------------
Roger W. Crandall      1500 Main Street,        Member and Chairman of Board
                       Suite 600                of Managers and Chairman of
                       Springfield, MA 01115    Babson Capital; Executive Vice
                                                President and Chief Investment
                                                Officer of MassMutual.
--------------------------------------------------------------------------------
William F. Glavin, Jr. One Memorial Drive       Member of Board of Managers,
                       Cambridge, MA 02142      President, Chief Executive
                                                Officer and Chief Compliance
                                                Officer of Babson Capital.
--------------------------------------------------------------------------------
Robert Liguori         MassMutual Life Ins. Co. Member of Board of Managers
                       1295 State Street        of Babson Capital; Senior Vice
                       Springfield, MA 01111    President and Co-General
                                                Counsel of MassMutual.
--------------------------------------------------------------------------------
Kevin M. McClintock    One Memorial Drive       Member of Board of Managers,
                       Cambridge, MA 02142      Managing Director and Head
                                                of Equity Management of
                                                Babson Capital.
--------------------------------------------------------------------------------
Michael T. Rollings    MassMutual Life Ins. Co. Member of Board of Managers
                       1295 State Street        of Babson Capital; Senior Vice
                       Springfield, MA 01111    President and Deputy Chief
                                                Financial Officer of MassMutual.
--------------------------------------------------------------------------------

      In addition to Mr. Crandall, other officers of the Trust who are officers of Babson Capital are: Stephen L. Kuhn, Clifford M. Noreen, Charles C. McCobb, John T. Davitt, Jr., James M. Roy, Mary Ellen Wesneski, Mary W. Kibbe, Michael
P. Hermsen, Michael L. Klofas, Richard E. Spencer, II, John E. Deitelbaum, Laura
L. Grant, Paul R. Dias, and Shaun Corish. Each of the individuals referenced in the immediately preceding sentence and Stuart Reese, due to their employment at Babson Capital or MassMutual, and Trustee Robert Joyal (as an "interested person" of the Trust and Babson Capital) may be deemed to have a substantial interest in the approval of the New Contract.

OTHER FUNDS ADVISED BY BABSON CAPITAL HAVING SIMILAR INVESTMENT OBJECTIVES

      Babson Capital advises MassMutual Participation Investors ("Participation Investors"), a closed-end, diversified management investment company, having a similar -- but not identical -- investment objective to that of the Trust. The same individuals who serve on the Trusts' Board of Trustees serve as Trustees of Participation Investors. Babson Capital's Investment Advisory and Administrative Services Contract with Participation Investors-- which was entered into in 1988-- provides that Babson Capital is to be paid a quarterly fee equal to 0.225% of the value of the net assets of Participation Investors as of the close of business on the last business day of each fiscal quarter (approximately equivalent to .90% on an annual basis). Babson Capital has not waived, reduced, or otherwise agreed to reduce its compensation under its advisory contract with Participation Investors.

--------------------------------------------------------------------------------
                              NET ASSETS AS OF               ADVISORY FEE
NAME OF FUND                      03/31/05               (ON AN ANNUAL BASIS)
--------------------------------------------------------------------------------
MassMutual                                                  approximately
Participation Investors        $111.1 million             .90% of net assets
--------------------------------------------------------------------------------

      In addition to Participation Investors, Babson Capital manages Tower Square Capital Partners, L.P. ("Tower Square"), a mezzanine investment fund excepted from the definition of an investment company under the 1940 Act, which commenced operations in 2002. Babson Capital receives from Tower Square an investment advisory fee of 1.5% of committed capital during the 5 year investment period and 1.25% of net invested capital thereafter plus an incentive fee of 20% of net realized gains after investors have received a cumulative 8% internal rate of return.

--------------------------------------------------------------------------------
                           COMMITTED CAPITAL                ADVISORY FEE
NAME OF FUND                AS OF 03/31/05              (ON AN ANNUAL BASIS)
--------------------------------------------------------------------------------
Tower Square                $265.25 million         1.5% of committed capital
Capital Partners, L.P.                              during the 5 year investment
                                                    period and 1.25% of net
                                                    invested capital thereafter,
                                                    plus an incentive allocation
                                                    of 20% of net realized gains
                                                    after investors have
                                                    received a cumulative
                                                    internal rate of return of
                                                    8%
--------------------------------------------------------------------------------

      In addition to acting as investment adviser and administrator to the Trust and Participation Investors, Babson Capital also serves as investment sub-adviser to certain other funds that invest in private placement securities.

CERTAIN BROKERAGE MATTERS

      Portfolio turnover for the fiscal year ended December 31, 2004 was 53.45%. Beginning in the fourth quarter of 2004, the Trust has treated Jefferies & Company, Inc. as an "affiliate of an affiliate" for purposes of the 1940 Act. During this period the Trust indirectly paid to Jefferies less than $500 in selling concessions.

SHARE OWNERSHIP OF TRUSTEES AND EXECUTIVE OFFICERS

      Set forth below is information concerning beneficial ownership, as of May 31, 2005, of the Trust's shares by each Trustee and Executive Officer of the Trust and by the Trust's Trustees and Executive Officers as a group.

             BENEFICIAL OWNERSHIP OF TRUST SHARES - MAY 31, 2005(1)

================================================================================
NAME OF INDIVIDUAL           SHARES BENEFICIALLY           PERCENTAGE OF OUT-
OR GROUP                           OWNED(1)              STANDING SHARES OWNED
================================================================================
D. Benson(5)                        2,500                        (2)
--------------------------------------------------------------------------------
D. Glickman                         9,600                      0.11%
--------------------------------------------------------------------------------
M. Hart(6)                         17,800                      0.20%
--------------------------------------------------------------------------------
R. Joyal                            3,670                        (2)
--------------------------------------------------------------------------------
J. Laughery                         4,834                        (2)
--------------------------------------------------------------------------------
C. Norgaard                           492(3)                     (2)
--------------------------------------------------------------------------------
S. Reese                           17,106(4)                   0.19%
--------------------------------------------------------------------------------
All Trustees and Executive
Officers as a Group                57,284                      0.62%
================================================================================

-------------------------------
1 This information, not being within the knowledge of the Trust, is based on information furnished by each Trustee and executive officer as of May 31, 2005 and a review of Forms 4 filed with the SEC since that date. Beneficial ownership is as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended. Except as otherwise indicated by footnote, the persons named in the table have sole voting and investment power with respect to all of the shares beneficially owned by them. Fractional shares are not reported.
2  Less than one-tenth of one percent not listed.
3 Ms. Norgaard has shared voting and investment power with respect to the shares listed above.
4 Includes 330 shares with respect to which Mr. Reese has shared voting and investment power.
5 Mr. Benson has a beneficial ownership interest in the Benson Family Limited Partnership No. 2, which owns 0.863% ($985,512 in value) of MassMutual High Yield Partners II LLC and 1.80% ($1,056,608 in value) of Corporate Value Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.
6 Mr. Hart owns 0.878% ($1,002,560 in value) of MassMutual High Yield Partners II LLC and 0.90% ($528,304 in value) of MassMutual Corporate Value Partners Limited, each an investment fund that may be deemed to be controlled by MassMutual.

                               (2) OTHER BUSINESS

      The Board of Trustees knows of no business to be brought before the Special Meeting other than as set forth above. If, however, any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote proxies on such matters in accordance with their best judgment.

                         CERTAIN ADMINISTRATIVE SERVICES

      MassMutual provides certain administrative services to the Trust including, but not limited to, accounting services, meeting facilities, legal support, report preparation and other services provided to Babson Capital, the Trust's investment adviser. MassMutual is compensated by the Trust for certain of these services. The total fees paid by the Trust to MassMutual in 2004 was $15,154.(1) MassMutual's principal business address is 1295 State Street, Springfield, MA, 01111.

                               PROXY SOLICITATION

      Proxies will be solicited by mail and may be solicited in person, by telephone, by email, or other electronic means approved by officers of the Trust. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Trust's officers with regard to the Special Meeting will be borne by Babson Capital. In addition, the Trust has retained MIS, an Automated Data Processing, Inc. company, to solicit proxies, which will involve additional expenses, payable by Babson Capital. The anticipated reimbursable solicitation costs will be approximately $16,000. MIS has also been contracted to coordinate the proxy solicitation process, mail the proxy statements and proxy, and tabulate and provide voting updates. Babson Capital will reimburse banks, brokers, and other persons holding the Trust's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Babson Capital will reimburse the Trust for any other costs directly related to the Special Meeting and the solicitation of proxies for the Special Meeting.

                    PROPOSALS BY SHAREHOLDERS AND COMMUNICATIONS
                           WITH THE BOARD OF TRUSTEES

      Any shareholder intending to present a proposal at the Annual Meeting of shareholders to be held in 2006 who wishes to have such proposal included in the Trust's proxy material for that meeting should forward the written proposal to the Trust, Attention: Secretary. Proposals must be received on or before November 1, 2005, to be considered for inclusion in the Trust's proxy material for its 2006 Annual Meeting.

       Pursuant to procedures approved by the Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons of the Trust" as defined in

-------------------------------
1 Total amount paid to MassMutual does not include interest on the Note issued by the Trust in 1995. For the year ended December 31, 2004, the Trust incurred total interest expense on the Note of $1,478,000.

Section 2(a)(19) of the 1940 Act, shareholders may mail written communications to the Board by writing the Trust's Chief Financial Officer at the Office of the Trust's investment adviser or by emailing the Trust's Chief Financial Officer at MCIMAILBOX@MASSMUTUAL.COM. When writing to the Trust's Board, shareholders should identify themselves, the fact that the communication is directed to the Board, and any relevant information regarding their Trust holdings.

      If any shareholders desire additional information about the matters proposed for action, management will be glad to hear from them and to provide further information.

                                  ANNUAL REPORT

      The Annual Report of the Trust for its fiscal year ended December 31, 2004, including financial statements, a schedule of the Trust's investments as of such date and other data, was mailed on or about March 1, 2005. The financial statements included in such Annual Report are incorporated herein by reference. Any shareholder may request a copy of the Annual Report and the most recent semi-annual report, which will be furnished without charge, by calling (toll-free) the Trust's transfer agent, Shareholder Financial Services, Inc., at 1-800-647-7374 or by writing to the Trust at MassMutual Corporate Investors c/o Babson Capital Management LLC, 1500 Main Street, Suite 600, Springfield, Massachusetts 01115.


                                       By order of the Board of
                                       Trustees,


                                       /s/ Stephen L. Kuhn
                                       ----------------------------------
                                       Stephen L. Kuhn
                                       Vice President and
                                       Secretary


1500 Main Street
Springfield, Massachusetts 01115
June 20, 2005

                                                                      APPENDIX A


                         MASSMUTUAL CORPORATE INVESTORS
                           1500 Main Street, Suite 600
                        Springfield, Massachusetts 01115



                                                                 October 1, 2005

Babson Capital Management LLC
1500 Main Street
Springfield, Massachusetts 01115



INVESTMENT SERVICES CONTRACT

     MassMutual Corporate Investors (the "Trust") has been organized as a voluntary association (commonly referred to as a business trust) under the laws of The Commonwealth of Massachusetts to engage in the business of investing in securities. Its Board of Trustees has selected you to act as the sole investment adviser of the Trust and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows:

     1. DELIVERY OF TRUST DOCUMENTS. The Trust has furnished you with copies properly certified or authenticated of each of the following:

     (a) Declaration of Trust of the Trust as in effect as of the date hereof;

     (b) By-Laws of the Trust as in effect on the date hereof; and

     (c) Orders and No-Action Letters of the Securities and Exchange Commission relating to the Trust's relations with you.

     The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

     2. INVESTMENT SERVICES. You will use your best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objective and policies of the Trust. In the performance of your duties hereunder, subject always to the provisions contained in the documents delivered to you pursuant to Section 1 as each of the same may from time to time be amended or supplemented, you will at your expense:

     (a) furnish the Trust with advice and recommendations consistent with the investment policies of the Trust with respect to the purchase, holding and disposition of portfolio securities;

     (b) advise the Trust in connection with policy decisions to be made by its Board of Trustees and, as requested, furnish the Trust with research, economic and statistical data in connection with the Trust's investments and investment policies;

     (c) provide administration of the day-to-day investment operations of the Trust;

     (d) investigate and conduct relations with the issuers of securities purchased or to be purchased directly by the Trust;

     (e) submit reports analyzing each portfolio security of the Trust with such frequency as may be requested by the Trust's Board of Trustees;

     (f) represent the Trust in any negotiations relating to the Trust's investments with issuers, investment banking firms, securities brokers or dealers, and other institutions or investors;

     (g) provide accounting and bookkeeping services to the Trust and maintain and preserve such accounts, books and other documents as may be required by regulations of the Securities and Exchange Commission, provided that all such accounts, books, and other documents shall at all times be the property of the Trust and will be surrendered by you to the Trust on request;

     (h) provide office space and office equipment, safekeeping facilities, the use of accounting equipment when required, and necessary executive, clerical, and secretarial personnel for the performance of the foregoing services; and

     (i) from time to time or at any time requested by the Trust's Board of Trustees, make reports to the Trust of your performance of the foregoing services and furnish advice and recommendations with respect to other aspects of the business affairs of the Trust.

     3. EXPENSES OF THE ADVISER. Subject to Section 4, you will pay:

     (a) the compensation and expenses of all officers and employees of the Trust and all Trustees of the Trust who are officers or employees of you;

     (b) the expenses of office rent, telephone, utilities, office furniture, equipment, and other office expenses of the Trust; and

     (c) any other expenses incurred by you in connection with the performance of your duties hereunder.

     4. EXPENSES OF THE TRUST. You will not be required to pay any expenses of the Trust not expressly assumed by you. In particular, and without limiting the generality of the foregoing, you will not be required to pay:

     (a) the expenses, including legal expenses, of the organization of the Trust and the initial registration and qualification of its Shares of Beneficial Interest for sale;

     (b) the fees and expenses of Trustees who are not officers or employees of you, and of independent advisers, independent contractors, consultants, chief compliance officer, managers, and other agents employed by the Trust other than through you;

     (c) legal fees and expenses;

     (d) the fees or disbursements of custodians and depositories of the Trust's assets, auditors, transfer agents, dividend disbursing agents, and registrars;

     (e) taxes or governmental fees;

     (f) the cost of preparing and mailing dividends, distributions, reports, notices, and proxy material to shareholders;

     (g) brokers' commissions or underwriting fees; and

     (h) insurance as required by the Trust's Board of Trustees.

     5. COMPENSATION OF THE ADVISER.

     (a) Subject to subsection (b) hereof, for all services to be rendered and payments to be made by you as provided in Sections 2 and 3 hereof, the Trust will pay you within 30 days after the last business day of each fiscal quarter of the Trust an advisory fee (the "Flat Advisory Fee") equal to 5/16 of 1% of the value of the net assets of the Trust as of the close of trading on the New York Stock Exchange on such business day in such quarter, provided that if the first quarter during which this Contract shall be in effect is less than 90 days, such fee for such quarter shall be in an appropriately pro-rated amount. The value of the net assets of the Trust shall be determined pursuant to the applicable provisions of the By-Laws of the Trust delivered to you pursuant to
Section 1 hereof and such other procedures and policies as may from time to time be established by the Trustees.

     (b) For the period commencing on the date hereof and continuing until the sixth quarter end thereafter, the Trust will pay you within 30 days after the last business day of each fiscal quarter of the Trust the lower of (i) the Flat Advisory Fee or (ii) the lower of (a) the fee otherwise payable pursuant to Paragraphs (a) through (d) of Section 6 of the prior investment services contact between you and the Trust dated July 1, 1988, as amended and novated (the "Old Contract") or (b) the sum of (i) 5/16% times the ending net asset value ("NAV") for that quarter plus or minus (ii) the Performance Adjustment (as defined in the Old Contract) applied against the average quarter-end net assets for the Trust for the twelve-quarter period ending on such quarter.

     6. OTHER ACTIVITIES OF ADVISER. Nothing herein contained shall prevent you from engaging in other businesses or from acting as adviser to any other person or entity even though having investment policies similar to the Trust's.

     7. NO PARTNERSHIP OR JOINT VENTURE. The Trust and you are not partners or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on either of them.

     8. NAME OF TRUST. The Trust may use the name "MassMutual" or any name derived from or similar to the name "Massachusetts Mutual" or "Massachusetts Mutual Life Insurance Company" only with your permission for so long as this Contract or any extension, renewal or amendment hereof remains in effect. At such time as such an agreement shall no longer be in effect or upon your request, the Trust will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by or otherwise connected with Massachusetts Mutual Life Insurance Company.

     9. LIMITATION OF LIABILITY OF ADVISER. You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Contract relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Contract. Any person, even though also employed by you, who may be or become an employee of and paid by the Trust shall be deemed, when acting within the scope of his employment by the Trust, to be acting in such employment solely for the Trust and not as your employee or agent. Any of your officers or employees rendering services to the Trust or to its officers or employees, or acting in any business of the Trust pursuant to the undertakings contained in this Contract, shall be deemed to render such service solely to the Trust and in no respect to act under your control or direction although paid by you.

     10. DURATION AND TERMINATION OF THIS CONTRACT. This Contract shall remain in force for two years from the date hereof,(1) and from year to year thereafter to the extent consistent with the Investment Company Act of 1940. This Contract may, on 60 days' written notice, be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust, by vote of a majority of the outstanding voting securities of the Trust, or by you. This Contract shall automatically terminate in the event of its assignment by the Trust or by you. In interpreting the provisions of this Section 10, the definitions contained in
Section 2(a) of the Investment Company Act of 1940 (particularly the definitions of "assignment" and "voting security") shall be applied.

     11. AMENDMENT OF THIS CONTRACT. This Contract may be changed or waived by the agreement of the parties.

     12. MISCELLANEOUS. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Contract may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     13. DECLARATION OF TRUST. This Contract is executed on behalf of the Trust under a Declaration of Trust, dated September 13, 1985, as amended, on file with the Secretary of The Commonwealth of Massachusetts. The obligations of this Contract are not



_______________
1 This Contract is expected to take effect on the first day of the first fiscal quarter following the date of shareholder approval.

binding upon any of the Trustees, shareholders, officers, employees, or agents of the Trust individually but are binding only upon the assets and property of the Trust.

     If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract.



                                    Yours very truly,
                                    MASSMUTUAL CORPORATE INVESTORS



                                    By
                                       -----------------------------------
                                       President






     The foregoing Contract is hereby accepted as of the date thereof.


                                    BABSON CAPITAL MANAGEMENT LLC



                                    By
                                       -----------------------------------
                                       Chief Executive Officer

                                                   _______________________________________________________________
                                                  |                                                               |
                                                  |              THREE EASY WAYS TO VOTE YOUR PROXY               |
                                                  |                 READ THE PROXY STATEMENT AND                  |
MASSMUTUAL CORPORATE INVESTORS                    |                 HAVE THE PROXY CARD AT HAND.                  |
C/O BABSON CAPITAL MANAGEMENT LLC                 |     TELEPHONE: Call 1-800-690-6903 and follow the simple      |
1500 MAIN STREET                                  |       instructions.                                           |
SUITE 600                                         |     INTERNET: Go to WWW.PROXYVOTE.COM and follow the on-line  |
SPRINGFIELD, MA 01115                             |       directions.                                             |
                                                  |     MAIL: Vote, sign, date and return your proxy by mail.     |
                                                  |                                                               |
                                                  | IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR PROXY. |
                                                  |_______________________________________________________________|


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:        MASSM1        KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------------------------------------------
                                                                                DETACH AND RETURN THIS PORTION ONLY


                             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
-------------------------------------------------------------------------------------------------------------------
MASSMUTUAL CORPORATE INVESTORS

Vote On Proposal

THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.                                  FOR     AGAINST    ABSTAIN

(1)  Approval of a new Investment Services Contract between the Trust and Babson        [ ]       [ ]        [ ]
     Capital Management LLC providing for, among other things, an elimination of the performance fee component of the Trust's current advisory fee; and

(2) In their discretion, the proxies are authorized to vote on any other business that may properly come before the Special Meeting.

For address changes, please check this box and
write them on the back where indicated.          [ ]

                                                      YES   NO           Please sign exactly as your name or names
Please indicate if you plan to attend this meeting.   [ ]   [ ]          appear. When signing as joint tenant, all
                                                                         parties to the joint tenancy should sign.
                                                                         When signing as attorney, executor,
                                                                         administrator, trustee or guardian, please
                                                                         give your full title as such.


------------------------------------------------------                   ------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]   Date                                Signature (Joint Owners)   Date
-------------------------------------------------------------------------------------------------------------------

                         MASSMUTUAL CORPORATE INVESTORS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stephen L. Kuhn and James M. Roy, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of MassMutual Corporate Investors (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Trust to be held in the Oak Room of Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111, on Monday, August 8, 2005, at 11:00 a.m. Eastern Time, and at any adjournments thereof (the "Special Meeting").


THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

Adress Changes:_________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


     (If you noted any address changes above, please mark corresponding box on other side.)

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE